23rd International Congress of the World Muscle Society Mendoza, Argentina 4 October 2018 Precision Genetic Medicine for Neuromuscular Diseases Exhibit 99.2

Forward-Looking Statements This presentation contains "forward-looking statements." Any statements that are not statements of historical fact may be deemed to be forward-looking statements. Words such as “believe,” “anticipate,” “plan,” “expect,” “will,” “may,” “intend,” “prepare,” “look,” “potential,” “possible” and similar expressions are intended to identify forward-looking statements. These forward-looking statements include statements relating to the goal of the AAVrh74.MHCK7 micro-dystrophin study 1, its design and endpoints; and the expectations from the study, including AAVrh74 efficient transduction to all muscle types, MHCK7 selective for cardiac and skeletal transgene muscle expression, widespread micro-dystrophin expression in all biopsied muscles, reduction in CK levels and favorable safety profile with no unexpected immunological responses. These forward-looking statements involve risks and uncertainties, many of which are beyond Sarepta’s control. Actual results could materially differ from those stated or implied by these forward-looking statements as a result of such risks and uncertainties. Known risk factors include the following: success in preclinical testing and early clinical trials, especially if based on a small patient sample, does not ensure that later clinical trials will be successful, and initial results from a clinical trial do not necessarily predict final results; different methodologies, assumptions and applications Sarepta utilizes to assess particular safety or efficacy parameters may yield different statistical results, and even if Sarepta believes the data collected from clinical trials of its product candidates are promising, these data may not be sufficient to support approval by the FDA or foreign regulatory authorities; Sarepta’s ongoing research and development efforts may not result in any viable treatments suitable for clinical research or commercialization due to a variety of reasons, some of which may be outside of Sarepta’s control, including possible limitations of Company financial and other resources, manufacturing limitations that may not be anticipated or resolved for in a timely manner, and regulatory, court or agency decisions, such as decisions by the United States Patent and Trademark Office with respect to patents that cover our product candidates; and even if Sarepta’s programs result in new commercialized products, Sarepta may not achieve any significant revenues from the sale of such products; if the actual number of patients suffering from DMD is smaller than estimated, Sarepta’s revenue and ability to achieve profitability may be adversely affected; and those risks identified under the heading “Risk Factors” in Sarepta’s most recent Annual Report on Form 10-K for the year ended December 31, 2017 or most recently filed Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (SEC) as well as other SEC filings made by the Company which you are encouraged to review. Any of the foregoing risks could materially and adversely affect the Company’s business, results of operations and the trading price of Sarepta’s common stock. You should not place undue reliance on forward-looking statements. Sarepta does not undertake any obligation to publicly update its forward-looking statements based on events or circumstances after the date hereof, except to the extent required by applicable law or SEC rules.

Doug Ingram President and CEO Sarepta Therapeutics, Inc. Welcome and Introduction 23rd International Congress of the World Muscle Society

Jerry Mendell, MD The Ohio State University College of Medicine Paul D Wellstone Muscular Dystrophy Cooperative Research Center Nationwide Children’s Hospital Columbus, OH Clinical Update: AAVrh74.MHCK7.Micro-dystrophin Program 23rd International Congress of the World Muscle Society

AAVrh74.MHCK7.Micro-dystrophin: Goal of Study 1 was to Validate Pre-clinical Results Expectations based on pre-clinical models AAVrh74 efficient transduction to all muscle types MHCK7 selective for cardiac and skeletal transgene muscle expression Widespread micro-dystrophin expression in all biopsied muscles Reduction in creatine kinase (CK) Favorable safety profile with no unexpected immunological responses

AAVrh74.MHCK7.Micro-dystrophin Widespread Expression after Gene Delivery in mdx Mice Dystrophin-positive Fibers (%) Wt 6 x 1014 vg/kg 2 x 1014 vg/kg 8 x 1013 vg/kg Fiber Expression (%) Sarepta Therapeutics Data on File. AAVrh74.MHCK7.Micro-dystrophin is investigational and not approved in Argentina. Clinical Biopsies Taken from the Gastrocnemius

Micro-dystrophin Clinical Trial Design

Open-Label Trial Design Cohort B 4 subjects 4-7 years of age Inclusion criteria Confirmed DMD mutation Negative for AAVrh74 antibodies ClinicalTrials.gov Identifier: NCT03375164. Sarepta Therapeutics Data on File. AAVrh74.MHCK7.Micro-dystrophin is investigational and not approved in Argentina.

Cohort B (4-7 Years of Age) Endpoints

- **Primary endpoint**
  - Safety
- **Secondary endpoints**
  - Change in micro-dystrophin expression pre- vs post-treatment
  - Decrease in CK
  - 100-meter timed test (100 m)
  - North Star Ambulatory Assessment (NSAA; 10-meter timed test included)
  - Timed up and go (TUG)
  - Ascend and descend 4 steps
  - Hand-held dynamometry (HHD)
  - Cardiac magnetic resonance imaging (at 1 year)

ClinicalTrials.gov Identifier: NCT03375164.
Sarepta Therapeutics Data on File. AAVrh74.MHCK7.Micro-dystrophin is investigational and not approved in Argentina.

23RD INTERNATIONAL CONGRESS OF THE WORLD MUSCLE SOCIETY 9

Subject Demographics at Baseline Subject Age (years) CK Levels at Baseline (U/L) 1 5 20,691 2 4 23,414 3 6 34,942 4 4 29,210 ClinicalTrials.gov Identifier: NCT03375164. Sarepta Therapeutics Data on File. AAVrh74.MHCK7.Micro-dystrophin is investigational and not approved in Argentina.

Subject 4: Micro-dystrophin Data

Robust Micro-dystrophin Expression in Muscle Fibers From the Gastrocnemius in Subject 4

Micro-dystrophin Expression (IHC)

Normal Control



Subject 4

Pre-treatment

Post-treatment



Subject	Mean Intensity	Percentage of Dystrophin-positive Fibers
4	**160.0%**	**96.2%**

ClinicalTrials.gov Identifier: NCT03375164.

Sarepta Therapeutics Data on File. AAVrh74.MHCK7.Micro-dystrophin is investigational and not approved in Argentina.

23RD INTERNATIONAL CONGRESS OF THE WORLD MUSCLE SOCIETY 12

Normal Control Pre-treatment Expression of β-sarcoglycan in Muscle Fibers From the Gastrocnemius of Subject 4 (IHC) Post-treatment Micro-dystrophin Gene Therapy Upregulates DAPC Proteins in Subject 4 ClinicalTrials.gov Identifier: NCT03375164. Sarepta Therapeutics Data on File. AAVrh74.MHCK7.Micro-dystrophin is investigational and not approved in Argentina.

Detection of Micro-dystrophin Expression by Western Blot Post-treatment in Subject 4



Standard Curve
(% NC pool)
Subject 4*
Block 1
Block 2
80 40 20 10 5
Post Pre Post Pre DMD
Full-length Dystrophin
Micro-dystrophin
Actinin

*Samples diluted 1:4 as ULOQ (>80%) exceeded in initial analysis.

Mean values multiplied by correction factor for final value compared to normal.

Western Quantitation Method	Mean Micro-dystrophin Expression vs Normal
Sarepta	**182.7%** (not adjusted for fat and fibrotic tissue)
Nationwide	**222.0%** (adjusted for fat and fibrotic tissue)

ClinicalTrials.gov Identifier: NCT03375164.

Sarepta Therapeutics Data on File. AAVrh74.MHCK7.Micro-dystrophin is investigational and not approved in Argentina.

23RD INTERNATIONAL CONGRESS OF THE WORLD MUSCLE SOCIETY 14

Micro-dystrophin Summary: All Subjects (n=4)

Robust Micro-dystrophin Expression in Muscle Fibers from the Gastrocnemius in All 4 Subjects Intensity Percentage of Dystrophin-positive Fibers Mean (n=4) 96.0% 81.2% Normal Control Subject 2 Subject 1 Subject 3 Micro-dystrophin Expression (IHC) Subject 4 Post-treatment Pre-treatment ClinicalTrials.gov Identifier: NCT03375164. Sarepta Therapeutics Data on File. AAVrh74.MHCK7.Micro-dystrophin is investigational and not approved in Argentina.

Detection of Micro-dystrophin Expression by Western Blot Post-treatment in All 4 Subjects


Standard Curve (% NC pool)
Subject 2
Subject 1
80 40 20 10 5 Post Pre Post Pre DMD
Full-length Dystrophin
Micro-dystrophin
Actinin
Standard Curve (% NC pool)
Subject 3
Block 1
Block 2
80 40 20 10 5 Post Pre Post Pre DMD
Full-length Dystrophin
Micro-dystrophin
Actinin
Standard Curve (% NC pool)
Subject 4*
Block 1
Block 2
80 40 20 10 5 Post Pre Post Pre DMD

Western Quantitation Method	Mean Micro-dystrophin Expression (N=4) vs Normal
Sarepta	**74.3%** (not adjusted for fat and fibrotic tissue)
Nationwide	**95.8%** (adjusted for fat and fibrotic tissue)

p-Tyr phosphotyrosine; ULOQ, upper limit of quantification.
*Samples diluted 1:4 due to sample above ULOQ.
ClinicalTrials.gov Identifier: NCT03375164.
Sarepta Therapeutics Data on File. AAVrh74.MHCK7.Micro-dystrophin is investigational and not approved in Argentina.

23RD INTERNATIONAL CONGRESS OF THE WORLD MUSCLE SOCIETY
17

Robust Micro-dystrophin Expression is Supported by Vector Genome Count

Micro-dystrophin Expression (IHC)

	Intensity	Percentage of Dystrophin-positive Fibers
Mean (n=4)	**96.0%**	**81.2%**

Micro-dystrophin Expression (Western Blot)

	Sarepta (not adjusted for fat/fibrosis)	**Nationwide** (adjusted for fat/fibrosis)
Mean (n=4)	**74.3%**	**95.8%**

Vector Genome Number

	Vector Copies/µg DNA	Copies per Nucleus
Mean (n=4)	**$>10^5$**	**3.3**

ClinicalTrials.gov Identifier: NCT03375164.

Sarepta Therapeutics Data on File. AAVrh74.MHCK7.Micro-dystrophin is investigational and not approved in Argentina.

23RD INTERNATIONAL CONGRESS OF THE WORLD MUSCLE SOCIETY 18

AAVrh74.MHCK7.Micro-dystrophin: Clinical Data Summary (n=4)

ClinicalTrials.gov Identifier: NCT03375164. Sarepta Therapeutics Data on File. AAVrh74.MHCK7.Micro-dystrophin is investigational and not approved in Argentina. Summary of Clinical Data Change from Baseline to Last Assessment Subject Assessment  NSAA (∆)  Time to Rise (sec)  4 Stairs Up (sec)  100 m (sec)  10 m (sec) CK (U/L) 1 Baseline 18 3.7 3.4 49.3 5.1 20,691 Last Visit (Day 270) 26 (+8) 3.0 2.3 43.2 4.3 6,317 2 Baseline 19 3.0 3.8 49.9 4.3 23,414 Last Visit (Day 180) 27 (+8) 3.7 2.6 48.6 3.9 6,209 3 Baseline 26 3.9 1.9 59.3 4.7 34,942 Last Visit (Day 180) 30 (+4) 3.4 1.8 48.4 4.1 9,650 4 Baseline 19 4.1 4.8 67.2 5.4 29,210 Last Visit (Day 90) 25 (+6) 2.3 2.2 50.7 4.4 1,382 Average % Change From Baseline 33% Improvement 13% Improvement 31% Improvement 14% Improvement 14% Improvement 78% Improvement

Safety (n=4)

- No serious adverse events in this study
- 3 subjects had elevated γ-glutamyl transpeptidase, which resolved with steroid treatment within a week
- No other clinically significant laboratory findings
- Subjects had transient nausea generally within the first week coincident with increased steroid dosing
  - Did not correlate with liver enzyme elevations or any other abnormality

ClinicalTrials.gov Identifier: NCT03375164.

Sarepta Therapeutics Data on File. AAVrh74.MHCK7.Micro-dystrophin is investigational and not approved in Argentina.

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Summary All 4 treated subjects are doing well Biomarkers show large magnitude of effect within 3 months (CK and dystrophin) “Very early days" but initial functional data show improvement consistent with biomarker data Early results show these boys performing in a manner unexpected for the typical boy with DMD Favorable safety profile to date with up to 9 months of follow-up

Question and Answer

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